Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER, SECTION 906

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Occi, the Chief Executive Officer (Principal Executive Officer) of NORTH HAVEN PRIVATE INCOME FUND LLC (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•
the Form 10-Q of the Company for the quarter ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•
the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2026

/s/ Michael Occi
Michael Occi Director and Chief Executive Officer (Principal Executive Officer)